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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 17, 2006

                               EMERSON RADIO CORP.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                  001-07731                22-3285224
          --------                  ---------                ----------
       (State Or Other             (Commission              (IRS Employer
       Jurisdiction Of             File Number)           Identification No.)
       Incorporation)

                   9 Entin Road, Parsippany, New Jersey         07054
                   ------------------------------------         -----
                  (Address of Principal Executive Offices)    (Zip Code)

       Registrant's telephone number, including area code: (973) 884-5800

                                 Not Applicable
                                 --------------
            (Former Address, if changed since Last Report) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On May 17, 2006, upon the recommendation and approval of the Audit Committee of the Board of Directors and the Board of Directors, Emerson Radio Corp. (the "Company") engaged Moore Stephens, P.C. ("Moore Stephens"), as its independent registered public accounting firm to audit the Company's financial statements as of and for the fiscal year ended March 31, 2006.

         During the two most recent fiscal years and through the date of this Current Report on Form 8-K, neither the Company nor anyone on behalf of the Company has consulted with Moore Stephens regarding (a) either the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company; or (b) on any matter that was either the subject of disagreement, as described in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event as described in Item 304(a)(v) of Regulation S-K.

         A copy of the press release announcing the engagement of Moore Stephens as the Company's independent registered public accounting firm is being filed with this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits

         Exhibit 99.1 - Press Release dated May 23, 2006.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EMERSON RADIO CORP.


                                       By: /s/ Geoffrey P. Jurick
                                          ------------------------------------
                                       Name:  Geoffrey P. Jurick
                                       Title: President

Dated:  May 23, 2006



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